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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (the "Company") does hereby constitute and appoint DAVID R. WHITWAM, WILLIAM D. MAROHN, RALPH F. HAKE, and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company, the Whirlpool 401(k) Plan (the "401(k) Plan"), the Whirlpool Corporation 1998 Omnibus Stock and Incentive Plan (the "1998 Plan"), (collectively the 401(k) Plan and the 1998 Plan will be referred to as the "Plans"), or any of them, to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of

     (a) 1,000,000 shares of common stock of the Company which may be offered or delivered to participants in the Whirlpool 401(k) Plan,

     (b) interests in the Whirlpool 401(k) Plan which may be offered to employees of the Company or its subsidiaries,

     (c) 4,000,000 shares of common stock of the Company which may be offered or delivered to participants in the 1998 Plan,

including specifically, but without limitation of the general authority hereby granted, the power of authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature:

     (i) to the registration statements, or any amendments, post-effective amendments, deregistrations or papers supplemental thereto, to be filed in respect of said shares of common stock of the Company and said interests in the Plans, and to the prospectuses or any amendments, supplements or revisions thereof, to be filed with said registration statements or with any amendments or post-effective amendments to said registration statements;

     (ii) to any amendments or post-effective amendments or deregistrations as shall be necessary or appropriate to any registration statements heretofore filed under said Securities Act with respect to shares of common stock of the Company and interests in said Plans;

     (iii) to said prospectuses of any amendments, supplements or revisions thereof to be filed with any registration statements (or with any amendments or post-effective amendments thereto) heretofore filed under said Securities Act
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          with respect to shares of common stock of the Company and interests in said Plans; and each of the undersigned does hereby fully ratify and confirm all that said attorney and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 19th day of October, 1998.

         Name                                Title



/s/ David R. Whitwam                 Director, Chairman of the Board and
----------------------------         Chief Executive Officer
David R. Whitwam                     (Principal Executive Officer)


/s/ William D. Marohn                Director and Vice Chairman
----------------------------
William D. Marohn


/s/ Ralph F. Hake                    Senior Executive Vice President and
----------------------------         Chief Financial Officer
Ralph F. Hake                        (Principal Financial Officer)


/s/ Mark Brown                       Vice President and Controller
----------------------------         (Principal Accounting Officer)
Mark Brown

/s/ Robert A. Burnett
----------------------------         Director
Robert A. Burnett

/s/ Herman Cain
----------------------------         Director
Herman Cain

/s/ Gary T. DiCamillo
----------------------------         Director
Gary T. DiCamillo

/s/ H. Miguel Etchenique
----------------------------         Director
H. Miguel Etchenique
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/s/ Allan D. Gilmour
----------------------------         Director
Allan D. Gilmour

/s/ Kathleen J. Hempel
----------------------------         Director
Kathleen J. Hempel

/s/ Philip L. Smith
----------------------------         Director
Philip L. Smith

/s/ Paul G. Stern
----------------------------         Director
Paul G. Stern

/s/ Janice D. Stoney
----------------------------         Director
Janice D. Stoney